Exhibit 99.1

Press Contact:

Christen Graham, Warner Communications

Phone: (207) 829-6336

Christen@warnerpr.com

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 400-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Second Quarter 2009 Results

COEUR D’ALENE, Idaho, August 5, 2009 – NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups across the United States, today announced financial results for second quarter 2009.

Second Quarter 2009 Highlights

•	Revenue grew $3.5 million sequentially, or 9%, to $42.3 million driven by robust same site volume growth, improved customer retention and healthy revenue growth from new customers.

•	Final scan revenue increased 18% sequentially to $5.9 million, and now represents 14% of total revenue.

•	Total scan volume reached a record high of approximately 817,000 scans during the quarter.

•

Adjusted net income was $4.4 million, or $0.16 per diluted share. Adjusted net income excludes non-cash charges for stock compensation, amortization of intangible assets, losses on cancelled interest rate swap contracts, mark to market gains on interest rate hedge contracts and malpractice reserve adjustments.

•	GAAP net income was $2.1 million, or $0.08 per share. A reconciliation of adjusted net income to GAAP net income is included in the tables attached to this press release.

•

Cash flow from operations grew 11% to $8.3 million, up from $7.5 million in the year-ago quarter. Free cash flow was $7.2 million during the quarter, an increase of 22% from $5.9 million in the year-ago quarter.

•	Cash and investments at June 30, 2009 totaled $52.1 million.

“We are very pleased with our second quarter operating results and continued strong cash flow. Looking ahead, we are confident that the initiatives on which we are focused will continue to enhance long term shareholder value. These initiatives leverage our position as the leading provider of high quality, high value solutions to the radiology marketplace,” said David Engert, the company’s president and chief executive officer.

Third Quarter 2009 Outlook

The company expects scan volume and revenue for the third quarter of 2009 to increase sequentially from the second quarter, with revenue expected to be in the range of $42 to $43 million. The company also expects third quarter 2009 adjusted earnings per share to be in the range of 15 to 16 cents.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the company’s outlook on its scan volume, revenue and adjusted earnings per share for the third quarter of 2009 and statements regarding our ability to enhance shareholder value in the future. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s periodic reports filed with the Securities and Exchange Commission (SEC). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward- looking statements based on events or circumstances after the date hereof.

Earnings Conference Call

The second quarter conference call will be held today, August 5, 2009 at 4:30 p.m. eastern. A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at http://www.nighthawkrad.net. Participants can also access the call by dialing (877)941-6013 or (480)629-9770 (for international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight (ET) on Wednesday, August 26, 2009. To access the replay, dial (800)406-7325 or (303)590-3030 (for international callers) and enter the conference ID number: 4123256.

About NightHawk

NightHawk Radiology (Nasdaq: NHWK) is leading the transformation of the practice of radiology by providing high-quality, cost-effective solutions to radiology groups and hospitals throughout the United States. NightHawk provides the most complete suite of solutions, including professional services, business services, and its advanced, proprietary clinical workflow technology, all designed to increase efficiencies and improve the quality of patient care and the lives of physicians who provide it. NightHawk’s team of U.S. board-certified, state-licensed, and hospital-privileged physicians located in the United States, Australia, and Switzerland, provides services 24 hours a day, seven days a week, to approximately 1,590 sites, representing approximately 28% of all hospitals in the United States. For more information, visit http://www.nighthawkrad.net.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude (i) the non-cash charges related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, (iii) the non-cash expenses (or credits) associated with adjustments to our IBNR reserve (incurred but not reported medical liability reserves), (iv) the non-cash charges for goodwill impairment, (v) the non-cash charge for the amortization of losses incurred on cancelled interest rate swap contracts, and (vi) the non-cash gain (or loss) resulting from mark to market adjustments of our interest rate hedge contracts. We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying FAS 123R along with the fact that a substantial portion of our outstanding options and restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options and restricted stock units held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and in the Investor Relations section of our corporate website.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (unaudited)

	June 30, 2009	December 31, 2008
	(in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$47,132	$47,160
Marketable securities	4,996	—
Trade accounts receivable, net	23,142	24,393
Deferred income taxes	267	855
Prepaid expenses and other current assets	7,042	6,231

Total current assets	82,579	78,639

Property and equipment, net	11,239	10,528
Goodwill	—	68,718
Intangible assets, net	76,009	79,616
Deferred income taxes	16,967	4,082
Other assets, net	5,923	3,566

Total	$192,717	$245,149

LIABILITIES

Current liabilities:
Accounts payable	$7,111	$6,327
Accrued expenses and other liabilities	2,836	3,617
Accrued payroll and related benefits	4,163	3,783
Long-term debt, due within one year	955	955

Total current liabilities	15,065	14,682

Insurance reserve	4,097	3,705
Long-term debt	92,667	93,145
Other liabilities	2,476	3,850

Total liabilities	114,305	115,382

STOCKHOLDERS’ EQUITY

Common stock-150,000,000 shares authorized; $.001 par value; 26,503,033 and 27,590,774 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively	27	28
Additional paid-in capital	233,523	237,429
Retained earnings (deficit)	(154,035)	(103,516)
Accumulated other comprehensive loss	(1,103)	(4,174)

Total stockholders’ equity	78,412	129,767

Total	$192,717	$245,149

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
	(in thousands, except per share data)		(in thousands, except per share data)
Service revenue	$42,340	$42,758	$81,139	$84,446

Operating costs and expenses:
Professional services (includes non-cash compensation expense of $225, $386, $296 and $976)	18,305	17,036	34,961	34,903
Sales, general, and administrative (includes non-cash compensation expense of $1,325, $1,832, $2,299 and $4,188)	15,984	16,463	30,718	34,634
Depreciation and amortization	2,715	2,959	5,513	5,757
Goodwill impairment	—	—	68,718	—

Total operating costs and expenses	37,004	36,458	139,910	75,294

Operating income (loss)	5,336	6,300	(58,771)	9,152

Other income (expense):
Interest expense	(1,925)	(2,189)	(4,226)	(4,376)
Interest income	50	376	105	903
Other, net	(16)	(41)	(8)	(13)

Total other income (expense)	(1,891)	(1,854)	(4,129)	(3,486)

Income (loss) before income taxes	3,445	4,446	(62,900)	5,666

Income tax expense (benefit)	1,351	1,675	(12,381)	2,165

Net income (loss)	$2,094	$2,771	$(50,519)	$3,501

Earnings (loss) per common share:
Basic	$0.08	$0.09	$(1.90)	$0.12
Diluted	$0.08	$0.09	$(1.90)	$0.11
Weighted averages of common shares outstanding:
Basic	26,490,880	30,426,531	26,569,576	30,435,363
Diluted	26,958,693	31,442,818	26,569,576	31,411,253

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
	(in thousands)		(in thousands)
Cash flows from operating activities:
Net income (loss)	$2,094	$2,771	$(50,519)	$3,501
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	2,715	2,959	5,513	5,757
Goodwill impairment	—	—	68,718	—
Amortization of debt issuance costs and interest rate swaps	183	162	2,114	324
Deferred income taxes	92	159	(14,195)	(11)
Non-cash stock compensation expense	1,550	2,217	2,594	5,164
Other, net	711	173	245	284
Changes in operating assets and liabilities (excluding effects of acquisitions):
Trade accounts receivable, net	(503)	(1,379)	844	(1,155)
Prepaid expenses and other assets	145	971	(952)	(1,507)
Accounts payable	1,038	294	389	615
Accrued expenses and other liabilities	(771)	(1,176)	(568)	(597)
Accrued payroll and related benefits	1,028	364	294	943

Net cash provided by operating activities	8,282	7,515	14,477	13,318

Cash flows from investing activities:
Purchase of marketable securities	—	(16,085)	(4,990)	(26,390)
Purchase of property and equipment	(1,044)	(1,661)	(2,156)	(3,296)
Proceeds from maturities of marketable securities	—	25,990	—	33,755
Proceeds from sale of marketable securities	—	13,303	—	13,303
Cash paid for acquisitions	—	(6,500)	—	(6,500)

Net cash provided by (used in) investing activities	(1,044)	15,047	(7,146)	10,872

Cash flows from financing activities:
Repayment of debt	(239)	(250)	(478)	(500)
Proceeds from exercise of stock options	20	194	50	400
Excess tax benefit from exercise of stock options	3	158	8	238
Purchase and retirement of common stock shares	—	(18,039)	(6,452)	(18,039)
Debt amendment costs	(434)	—	(434)	—
Cash exchange for stock options	(53)	—	(53)	—

Net cash used in financing activities	(703)	(17,937)	(7,359)	(17,901)

Net increase (decrease) in cash and cash equivalents	6,535	4,625	(28)	6,289
Cash and cash equivalents—beginning of period	40,597	33,620	47,160	31,956

Cash and cash equivalents—end of period	$47,132	$38,245	$47,132	$38,245

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Three months ended
	June 30, 2009			June 30, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$42,340		$42,340	$42,758		$42,758

Operating costs and expenses:
Professional services (1)	18,305	(225)	18,080	$17,036	(213)	16,823
Sales, general, and administrative (2)	15,984	(1,325)	14,659	16,463	(2,311)	14,152
Depreciation and amortization (3)	2,715	(1,738)	977	2,959	(1,883)	1,076
Goodwill impairment	—	—	—	—	—	—

Total operating costs and expenses	37,004	(3,288)	33,716	36,458	(4,407)	32,051

Operating income	5,336	3,288	8,624	6,300	4,407	10,707

Other income (expense):
Interest expense (4)	(1,925)	553	(1,372)	(2,189)	—	(2,189)
Interest income	50	—	50	376	—	376
Other, net	(16)	—	(16)	(41)	—	(41)

Total other income (expense)	(1,891)	553	(1,338)	(1,854)	—	(1,854)

Income before income taxes	3,445	3,841	7,286	4,446	4,407	8,853

Income tax expense (5)	1,351	1,498	2,849	1,675	1,661	3,336

Net income	$2,094	$2,343	$4,437	$2,771	$2,746	$5,517

Earnings per share:
Basic	$0.08		$0.17	$0.09		$0.18
Diluted	$0.08		$0.16	$0.09		$0.18
Weighted average of shares outstanding:
Basic	26,490,880		26,490,880	30,426,531		30,426,531
Diluted	26,958,693		26,958,693	31,442,818		31,442,818

(1)	Adjustments to the 2009 GAAP amounts represent $225 of non-cash stock compensation expense. The 2008 adjustments to GAAP amounts represent $386 of non-cash stock compensation expense and a credit of $173 of non-cash malpractice reserve changes.
(2)	Adjustments to the 2009 GAAP amounts represent $1,325 of non-cash stock compensation expense. The 2008 adjustments represent $1,832 of non-cash stock compensation expense, $164 of employee severance expenses and $315 of non-cash fixed asset charges
(3)	Adjustment to GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Represents $885 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $332 gain on interest rate hedge contract.
(5)	Represents the tax effect on the adjustments to GAAP.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Six months ended
	June 30, 2009			June 30, 2008
	(in thousands, except share data)			(in thousands, except share data)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$81,139		$81,139	$84,446		$84,446

Operating costs and expenses:
Professional services (1)	34,961	(688)	34,273	$34,903	(1,672)	33,231
Sales, general, and administrative (2)	30,718	(2,299)	28,419	34,634	(4,667)	29,967
Depreciation and amortization (3)	5,513	(3,607)	1,906	5,757	(3,765)	1,992
Goodwill impairment	68,718	(68,718)	—	—	—	—

Total operating costs and expenses	139,910	(75,312)	64,598	75,294	(10,104)	65,190

Operating income (loss)	(58,771)	75,312	16,541	9,152	10,104	19,256

Other income (expense):
Interest expense (4)	(4,226)	1,438	(2,788)	(4,376)	—	(4,376)
Interest income	105	—	105	903	—	903
Other, net	(8)	—	(8)	(13)	—	(13)

Total other income (expense)	(4,129)	1,438	(2,691)	(3,486)	—	(3,486)

Income (loss) before income taxes	(62,900)	76,750	13,850	5,666	10,104	15,770
Income tax expense (benefit) (5)	(12,381)	17,797	5,416	2,165	3,857	6,022

Net income (loss)	$(50,519)	$58,953	$8,434	$3,501	$6,247	$9,748

Earnings (loss) per share:
Basic	$(1.90)		$0.32	$0.12		$0.32
Diluted	$(1.90)		$0.31	$0.11		$0.31
Weighted average of shares outstanding:
Basic	26,569,576		26,569,576	30,435,363		30,435,363
Diluted	26,569,576		26,929,172	31,411,253		31,411,253

(1)	Adjustments to the 2009 GAAP amounts represent $296 of non-cash stock compensation expense and $392 of non-cash malpractice reserve changes. The 2008 adjustments to GAAP amounts represent $976 of non-cash stock compensation expense and $696 of non-cash malpractice reserve changes.
(2)	Adjustments to the 2009 GAAP amounts represent $2,299 of non-cash stock compensation expense. The 2008 adjustments to GAAP amounts represent $4,188 of non-cash stock compensation expense, $164 of employee severance expenses and $315 of non-cash fixed asset charges.
(3)	Adjustment to GAAP amounts represent non-cash expense associated with the amortization of intangibles associated with acquisitions.
(4)	Represents $1,770 of amortization of losses incurred on interest rate swap contracts canceled in 2008 and $332 gain on interest rate hedge contract.
(5)	Represents the tax effect on the adjustments to GAAP. In addition, in 2009 we adjusted our tax expense amount to properly reflect the impact of the non-deductible portions of our goodwill impairment.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

			Growth Rates
Quarter	Year	Total Volumes	Sequential	Year over Year
Q1	2008	745,075	2%	54%
Q2	2008	780,108	5%	7%
Q3	2008	791,613	1%	1%
Q4	2008	718,299	(9)%	(2)%

FY	2008	3,035,095	11%	11%

Q1	2009	722,321	1%	(3)%
Q2	2009	817,315	13%	5%